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                                                                   EXHIBIT 10.27



                        THIRD AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT



                                    between



                                TGX CORPORATION



                                      and



                     BANK ONE, TEXAS, NATIONAL ASSOCIATION



                               Effective as of
                               October 1, 1996
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                               TABLE OF CONTENTS

                                                                   PAGE
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ARTICLE I.      DEFINITIONS........................................  1
                1.01  Terms Defined Above..........................  1
                1.02  Terms Defined in Agreement...................  1
                1.03  References...................................  1
                1.04  Articles and Sections........................  2
                1.05  Number and Gender............................  2

ARTICLE II.     AMENDMENTS.........................................  2
                2.01  Amendment of Section 1.2.....................  2
                2.02  Amendment of Section 2.7 (a).................  3
                2.03  Amendment of Section 2.12....................  3
                2.04  Amendment of Section 6.17....................  3
                2.05  Amendment of Section 6.18....................  3

ARTICLE III.    CONDITIONS.........................................  4
                3.01  Receipt of Documents.........................  4
                3.02  Accuracy of Representations and Warranties..   4
                3.03  Matters Satisfactory to Lender...............  4

ARTICLE IV.     REPRESENTATIONS AND WARRANTIES.....................  5

ARTICLE V.      RATIFICATION.......................................  5

ARTICLE VI.     MISCELLANEOUS......................................  5
                6.01  Scope of Amendment...........................  5
                6.02  Agreement as Amended.........................  5
                6.03  Parties in Interest..........................  5
                6.04  Rights of Third Parties......................  5
                6.05  ENTIRE AGREEMENT.............................  5
                6.06  GOVERNING LAW................................  6
                6.07  JURISDICTION AND VENUE.......................  6


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            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


          This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") is made and entered into effective as of October 1, 1996, by and between TGX CORPORATION, a Delaware corporation ("Borrower") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                             W I T N E S S E T H:

          WHEREAS, the above named parties did execute and exchange counterparts of that certain Amended and Restated Credit Agreement dated July 13, 1994, as amended by First Amendment effective as of June 1, 1995, and Second Amendment effective as of October 1, 1995 (the "Agreement"), to which reference is here made for all purposes;

          WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in the Third Amendment, the parties hereto agree as follows:


                                  ARTICLE I.
                                  DEFINITIONS

          1.01 Terms Defined Above. As used herein, each of the terms "Agreement," "Borrower," "Third Amendment," and "Lender" shall have the meaning assigned to such term hereinabove.

          1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

          1.03 References. References in this Third Amendment to Article or Section numbers shall be to Articles and Sections of this Third Amendment, unless expressly stated herein to the contrary. References in this Third Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Third Amendment in its entirety and not only to the particular Article or Section in which such reference appears.
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          1.04  Articles and Sections.  This Third Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Third Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

          1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                  ARTICLE II.
                                  AMENDMENTS

          The Borrower and the Lender hereby amend the Agreement in the following particulars:

          2.01 Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

          The following definitions are amended to read as follows:

          "Commitment Amount" shall, subject to the applicable provisions of this Agreement and in particular, Section 2.7, mean the amount of $5,000,000.

          "Commitment Termination Date" shall mean June 30, 1999.

          "Final Maturity" shall mean June 30, 1999.

          "Floating Rate" shall mean an interest rate per annum equal to the Base Rate from time to time in effect plus one and one-half percent (1 1/2%), but in no event exceeding the Highest Lawful Rate.

          "Letter of Credit" shall mean any standby letter of credit issued by the Lender for the account of the Borrower pursuant to Section 2.19.


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          2.02  Amendment of Section 2.7(a).  Section 2.7(a) is amended to read as follows:

          "(a) The Borrowing Base as of September 1, 1996, is acknowledged by the Borrower and the Lender to be $5,000,000. The Monthly Reduction Amount as of September 1, 1996, is acknowledged by the Borrower and the Lender to be $100,000. Commencing on October 1, 1996, and continuing thereafter on the first day of each calendar month through the Commitment Termination Date, the amount of the Borrowing Base shall be reduced by the Monthly Reduction Amount."

          2.03 Amendment of Section 2.12. Section 2.12 of the Agreement is hereby amended to read as follows:

          "Engineering Fee. In addition to interest on the Note as provided herein and the Commitment Fees, Facility Fees and Letter of Credit Fees payable hereunder and to compensate the Lender for the costs of evaluating the Collateral and reviewing the Reserve Reports, the Borrower shall pay to the Lender, in immediately available funds, on the date of each redetermination of the Borrowing Base, an engineering fee in the amount of $5,000.00."

          2.04 Amendment of Section 6.17. Section 6.17 of the Agreement is hereby amended to read as follows:

          "6.17 Capital Expenditures. Make expenditures for capital or fixed assets in any fiscal year other than for domestic oil and gas properties and related assets required in the ordinary course of business and not to exceed the aggregate amount of $50,000.00."

          2.05 Amendment of Section 6.18. Section 6.18 of the Agreement is hereby amended to read as follows:

          "6.18 Borrower shall not permit general and administrative expenses to be more than the following:

          (a) For the quarter ending March 31, 1997, the amount of general and administrative expenses for such period, times 4 equals a sum that, if in excess of $1,700,000, in Lender's sole discretion, be deemed to be in compliance or not.


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        (b) For the six month period ending June 30, 1997, the amount of general and administrative expenses times 2 equals a sum that, if in excess of $1,700,000 in Lender's sole discretion, be deemed to be in compliance or not.

        (c) For the nine month period ending September 30, 1997, the amount of general and administrative expenses times 1.33 equals a sum that, if in excess of $1,700,000, in Lender's sole discretion, be deemed to be in compliance or not.

        (d) For the year ending December 31, 1997, for each rolling four quarters thereafter, the amount of general and administrative expenses shall not exceed $1,700,000."

                                 ARTICLE III.
                                  CONDITIONS

        The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

        3.01 Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

        (a) multiple counterparts of this Third Amendment and the Note, as requested by the Lender;

        (b)  Notice of Final Agreement; and

        (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

        3.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Third Amendment shall be true and correct.

        3.03 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

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                                  ARTICLE IV.
                        REPRESENTATIONS AND WARRANTIES

        The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                  ARTICLE V.
                                 RATIFICATION

        Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Third Amendment.

                                  ARTICLE VI.
                                 MISCELLANEOUS

        6.01 Scope of Amendment. The scope of this Third Amendment is expressly limited to the matters addressed herein and this Third Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Third Amendment.

        6.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.

        6.03 Parties in Interest. All provisions of this Third Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

        6.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

        6.05 ENTIRE AGREEMENT. THIS THIRD AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE


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SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL,
BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FUTHERMORE IN THIS REGARD, THIS THIRD AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN
CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        6.06 GOVERNING LAW. THIS THIRD AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

        6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS THIRD AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

        IN WITNESS WHEREOF, this Third Amendment to Amended and Restated Credit Agreement is executed effective the date first hereinabove written.

                                                    BORROWER:

                                                    TGX CORPORATION



                                                    By: /s/ Larry H. Carpenter
                                                       ------------------------
                                                       Larry H. Carpenter
                                                       President


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                                               LENDER:

                                               BANK ONE, TEXAS, NATIONAL
                                               ASSOCIATION


                                               By: /s/ Kelly L. Elmore, III
                                                   -------------------------
                                                   Kelly L. Elmore, III
                                                   Vice-President



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